UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No.1
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2010
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 17th Floor San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On April 5, 2010, Diamond Foods, Inc. (“Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of Lion/Stove Luxembourg Investment 2 S.à r.l. (“Kettle Foods”).
     This Form 8-K/A is being filed to provide copies of the financial statements of Lion/Stove Luxembourg Investment 2 S.à r.l. and the consent of independent accountants relating to those financial statements.
Item 8.01. Other Events
     On April 7, 2010, the Company entered into a new, five year collective bargaining agreement with the Cannery Workers, Processors, Warehousemen and Helpers, Teamsters Local 601, International Brotherhood of Teamsters, covering the plant workforce in the Company’s Stockton, California facility.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit	Description
23.1	Consent of Independent Accountants, provided by PricewaterhouseCoopers LLP (including Report of Independent Accountant).

99.1	Audited consolidated financial statements of Lion/Stove Luxembourg Investment 2 S.à r.l. for each of the years ended 30 September 2009, 2008 and 2007 and as at 30 September 2009 and 2008.

99.2	Unaudited pro forma condensed combined financial information as of and for the six months ended January 31, 2010 and for the year ended July 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: April 13, 2010	By:	/s/ Steven M. Neil
		Name:	Steven M. Neil
		Title:	Executive Vice President, Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit	Description
23.1	Consent of Independent Accountants, provided by PricewaterhouseCoopers LLP (including Report of Independent Accountant).

99.1	Audited consolidated financial statements of Lion/Stove Luxembourg Investment 2 S.à r.l. for each of the years ended 30 September 2009, 2008 and 2007 and as at 30 September 2009 and 2008.

99.2	Unaudited pro forma condensed combined financial information as of and for the six months ended January 31, 2010 and for the year ended July 31, 2009.